UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report: May 10, 2012

(Date of earliest event reported)

E*TRADE FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 521-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 10, 2012, stockholders of E*TRADE Financial Corporation (the “Company”) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (“Charter”) to declassify the Company’s Board of Directors (the “Board”). The text of the amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company’s Board had conditionally approved, subject to stockholder approval of the amendment to the Company’s Charter described above, an amendment to the Company’s Amended and Restated Bylaws to further implement the declassification of the Company’s Board. This amendment to the Company’s Bylaws became effective May 10, 2012. The text of the amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Stockholders held on May 10, 2012, stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on March 30, 2012 for the Annual Meeting of Stockholders.

The vote results detailed below represent the final results as certified by the Inspector of Elections:

Proposal 1

Amendment to the Company’s Charter to declassify the Board.

For	Against	Abstain	Broker Non-Vote
200,053,049	1,101,625	6,343,971	39,560,967

Proposal 2

Election of five directors for a term, resultant of the approval of Proposal 1, that will end at the Company’s Annual Meeting of Stockholders in 2013.

Director	For	Against	Abstain
Rodger. A Lawson	203,371,225	939,059	3,188,361
Frank J. Petrilli	203,366,957	940,263	3,191,425
Rebecca Saeger	203,309,944	999,822	3,188,879
Joseph L. Sclafani	199,299,262	971,009	7,228,374
Stephen H. Willard	187,304,108	1,359,086	18,835,451

Proposal 3

Approval, by a non-binding advisory vote, of compensation paid by the Company to its Named Executive Officers.

For	Against	Abstain
169,543,875	31,544,432	6,410,338

Proposal 4

Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2012.

For	Against	Abstain
241,798,896	2,505,314	2,755,402

Item 8.01 Other Events

On May 9, 2012, the Company’s Board approved amendments to each of the Company’s Governance Guidelines, Audit Committee Charter, Governance Committee Charter and Risk Oversight Committee Charter.

The Governance Guidelines, Audit Committee Charter, Governance Committee Charter and Risk Oversight Committee Charter are filed as Exhibits 99.1, 99.2, 99.3, and 99.4 respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation, effective May 10, 2012

3.2	Amendment to Bylaws, effective May 10, 2012

99.1	Governance Guidelines, effective May 9, 2012

99.2	Audit Committee Charter, effective May 9, 2012

99.3	Governance Committee Charter effective May 9, 2012

99.4	Risk Oversight Committee Charter effective May 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Dated: May 10, 2012	By:	/s/ Karl A. Roessner
Name: Karl A. Roessner
Title: Corporate Secretary